UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

___________________________________________
Date of Report (Date of earliest event reported): August 17, 2009

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA		19438
(Address of principal executive offices)		(Zip Code)

215-256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01.     Other Events.

On August 17, 2009, the Board of Directors of Harleysville National Corporation (the “Corporation”) elected to suspend payment of regular quarterly dividends on its common shares beginning with the dividend for the third quarter of 2009, which would have been payable in September 2009.  The Corporation previously paid a dividend of one cent per share.

This action is a step to conserve capital in light of the impact of continued weak economic conditions.

The proposed acquisition of the Corporation by First Niagara Financial Group, Inc., which was announced in July 2009 and is anticipated to close in the first quarter of 2010, is expected to provide a means for Harleysville shareholders to receive dividends on their common stock following completion of the merger.  First Niagara has consistently paid a quarterly dividend to its shareholders for over ten years.  First Niagara’s quarterly dividend is currently 14 cents per share.

    This Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors.  Such risks, uncertainties and other factors that could cause actual results and experience to differ include, but are not limited to, the following: the Corporation’s merger with First Niagara Financial Group, Inc. is subject to a number of conditions and approvals and the final consideration to be paid to Harleysville stockholders is subject to adjustment, the strategic initiatives may not be completed on satisfactory terms or at all; increased demand or prices for the Corporation’s financial services and products may not occur; changing economic and competitive conditions; technological developments; the effectiveness of the Corporation’s business strategy due to changes in current or future market conditions; effects of deterioration of economic conditions on customers specifically the effect on loan customers to repay loans; inability of the Corporation to raise or achieve desired or required levels of capital; the effects of competition, and of changes in laws and regulations, including industry consolidation and development of competing financial products and services; interest rate movements; relationships with customers and employees; challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions and other risks and uncertainties, including those detailed under the caption “Forward-Looking Statements” in the Corporation’s Form 10-K Annual Report for the year ended December 31, 2008 and subsequent filings made with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
(Registrant)

Dated: August 18, 2009                                                                /s/ George S. Rapp
George S. Rapp
Executive Vice President, and
Chief Financial Officer